                                                         Exhibit No. 10.30


                      PARTIAL SATISFACTION OF MORTGAGE

     Wilmington Trust Company, A Delaware banking corporation ("Mortgagee"), with an office at Rodney Square North, Wilmington, Delaware 19890, as Trustee for the benefit of The CIT Group/Equipment Financing, Inc., a New York corporation ("Lender"), with an office at 1211 Avenue of the Americas, 21st Floor, New York, New York 10036, under the Master Vessel Trust Agreement dated December 22, 1989 between the Mortgagee and Lender, said Trustee being the sole Mortgagee, does hereby certify that a First Preferred Ship Mortgage, made and dated October 14, 1993, recorded in the office of the documentation officer at New Orleans, Louisiana on October 15, 1993 in Book PM-246, Page I-81 on October 15, 1993 at 10:41 a.m., made and executed by ENSCO Marine Company filed with the office of the documentation officer at New Orleans, Louisiana in the original aggregate amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) on the whole of the Vessels attached hereto as Exhibit A plus other Vessels set forth in said Mortgage, all home ported at New Orleans, Louisiana, is satisfied as to only those Vessels set forth on Exhibit A hereto and does consent that the same Mortgage be discharged of record only as to those Vessels set forth on Exhibit A hereto.

     Said Mortgage shall remain in full force and effect with all its terms and conditions as to the remaining Vessels set forth in said Mortgage.


     DATED the 29th day of November, 1994.


                              WILMINGTON TRUST COMPANY


                              BY:  /s/ JAMES LAWLER
                                   ______________________
                                   JAMES LAWLER, V.P.





THE STATE OF NEVADA      :
COUNTY OF CLARK          :


     I, the  undersigned, Notary Public,  in and for  the State  of Nevada,

County  of Clark,  hereby certify  that James  Lawler,  personally appeared before me in said district, being personally known to  me as the person who executed the aforesaid instrument  and acknowledged the same to be  his act and deed as said officer.


     GIVEN UNDER MY  HAND AND SEAL  OF OFFICE, this  29th day of  November,

1994.


                                   /s/ DIANE A. MOHLER
                                   __________________________________

                                   NOTARY PUBLIC


Seal






                            EXHIBIT "A"


VESSEL NAME                OFFICIAL NO.           HOME PORT
- -----------                ------------           ---------

ENSCO ADVENTURER              606730              New Orleans

ENSCO CRUSADER                613095              New Orleans

ENSCO HUNTER                  605365              New Orleans

ENSCO SEARCHER                628633              New Orleans